                                  EXHIBIT 21.1

                              LIST OF SUBSIDIARIES



---------------------------------------------------------------------------------------------------
      Name of Subsidiary                            Jurisdiction of Incorporation     Ownership
---------------------------------------------------------------------------------------------------
      Fluoroware, Inc.                              Minnesota                         100%
---------------------------------------------------------------------------------------------------
      Empak, Inc.                                   Minnesota                         100%
---------------------------------------------------------------------------------------------------
      Empak (Entegris) Malaysia SDN BHD             Malaysia                          100%
---------------------------------------------------------------------------------------------------
      Empak Korea Yohan Hoesa                       Korea                             100%
---------------------------------------------------------------------------------------------------
      Empak Hanbal Korea                            Korea                             100%
---------------------------------------------------------------------------------------------------
      Entegris Europa, GmbH                         Germany                           100%
---------------------------------------------------------------------------------------------------
      Nippon Fluoroware, K.K.                       Japan                              51%
---------------------------------------------------------------------------------------------------
      Fluoroware PEI, Inc.                          Minnesota                         100%
---------------------------------------------------------------------------------------------------
      Fluoroware Jamaica, FSC                       Jamaica                           100%
---------------------------------------------------------------------------------------------------
      Fluoroware South East Asia, Ltd Pte           Singapore                         100%
---------------------------------------------------------------------------------------------------
      Fluoroware Valqua Japan, K.K.                 Japan                              51%
---------------------------------------------------------------------------------------------------
      Entegris Upland, Inc.                         California                        100%
---------------------------------------------------------------------------------------------------
      Oregon Labs, Inc.                             Oregon                             96%
---------------------------------------------------------------------------------------------------
